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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 4, 2003

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              GOLDEN TELECOM, INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE                   0-27423                     51-0391303
(State of incorporation)  (Commission File Number)  (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On November 4, 2003, Golden Telecom, Inc. (the "Company") announced via a press release that the Company has held preliminary negotiations with the shareholders of Hudson Telecom, Inc. regarding the possible acquisition of Hudson Telecom, Inc. The Company's press release announcing such matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Statements made in the attached press release are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to and the ability to successfully complete any transaction and the possible problems that could arise from the integration of any acquisition. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's periodic reports on Form 8-K filed during 2003, the Company's annual report on Form 10-K for the year ended December 31, 2002, and the Company's quarterly report on Form 10-Q for the period ended March 31, 2003 and June 20, 2003.

Item 7.  Financial Statements and Exhibits.


 DESIGNATION        DESCRIPTION
 -----------        -----------
     99.1           Press release dated November 4, 2003 announcing GTI has held preliminary discussions with shareholders of Hudson Telecom,
                    Inc. over the possible acquisition of Hudson Telecom, Inc.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GOLDEN TELECOM, INC.
                                        (Registrant)

                                        By:   /s/ ALEXANDER VINOGRADOV
                                              -------------------------
                                        Name: Alexander Vinogradov
                                        Title: Chief Executive Officer,
                                               President and Director
                                               (Principal Executive Officer)


Date:  November 4, 2003


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                                 EXHIBIT INDEX


 DESIGNATION        DESCRIPTION
 -----------        -----------
     99.1           Press release dated November 4, 2003 announcing GTI has held preliminary discussions with shareholders of Hudson Telecom,
                    Inc. over the possible acquisition of Hudson Telecom, Inc.
